Cash and cash equivalents balance from the statement of cash flows	12 Months Ended
Dec. 31, 2025
Cash and cash equivalents balance from the statement of cash flows
Cash and cash equivalents balance from the statement of cash flows

Note 11. Cash and cash equivalents balance from the statement of cash flows

	December 31,	December 31,	December 31,
(in thousands of euros)	2023	2024	2025
Other cash equivalents(1)	17,933	70,655	82,628
Cash at bank and at hand	8,985	25,908	16,684
Cash and cash equivalents(2)	26,918	96,564	99,312
Bank overdrafts	—	—	—
Cash and cash equivalents balance from the statement of cash flows	26,918	96,564	99,312
(1)	Other cash equivalents correspond to short-term bank deposits.
(2)	Balances presented in the statement of financial position

As of December 31, 2025, cash and cash equivalents amounted to €99.3 million compared to €96.6 million as of December 31, 2024, an increase of €2.7 million due to net cash generated from financing activities of €241.3 million, partially offset by net cash used in operating activities of €104.9 million and, net cash used in investing activities of €133.2 million.

For the period ended December 31, 2025, the net cash generated from financing activities amounted to €241.3 million, compared to €145.6 million in 2024. The change is due to:

●	the receipt of gross proceeds for €115.6 million (net €108.5 million) from the closing of the second tranche (“T2 Transaction”) in May 2025;
●	the issuance of 42,488,883 new ordinary shares with T3 BSAs attached and 43,437,036 pre-funded warrants (T2 BSAs) in May 2025; and
●	the receipt of aggregate gross proceeds of $172.5 million (€149.0 million) with net proceeds of $161.2 million (€139.4 million) from the issuance of a total of 44,805,193 ADSs in November 2025, including the full exercise of the underwriters’ option granted to the underwriters, as part of the Company’s underwritten public offering in the United States. (see Note 1.2 – Significant events of 2025).